UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

Capital Advisors Growth Fund

Semi-Annual Report

June 30, 2022

CAPITAL ADVISORS GROWTH FUND

July 19, 2022

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) declined -20.35% in the first six months of 2022, compared to a loss of -19.96% for the Fund’s benchmark, the S&P 500® Total Return Index.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2022, in comparison to the Fund’s relevant benchmark:

Periods Ending June 30, 2022

		S&P 500® Total
	Fund	Return Index
6-Months	-20.35%	-19.96%
12-Months	-14.04%	-10.62%
3-Years (Annualized)	11.79%	10.60%
5-Years (Annualized)	11.30%	11.31%
10-Years (Annualized)	11.68%	12.96%
Inception (12/31/1999) (Annualized)	4.68%	6.30%

Net Expense Ratio: 1.01%^ Gross Expense Ratio 1.02% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2023, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The stocks that contributed most positively to the Fund’s return during the first half of the year were concentrated in recession-resistant areas, including Dollar General Corp. (DG: $245), Kroger Co. (KR: $47), and UnitedHealth

CAPITAL ADVISORS GROWTH FUND

Group, Inc. (UNH: $514).  Pioneer Natural Resources Co. (PXD: $223) also contributed nicely before oil prices moderated late in the second quarter.

Given the S&P 500 Index’s (down 20% in the first half) and Russell 1000 Growth Index’s (down 28%) sharp first half declines, the use of cash as a risk management tool served the Fund well.  The Fund was able to largely keep up with the broader S&P 500 despite its growth focus.  According to Bloomberg, the Fund’s first-half beta (versus the S&P 500 Index) was 0.98.  The more complete, two-year beta stands at 0.93.

The under-performers during the first half concentrated in the Growth and Cyclical areas.  Accenture Plc (ACN: $278), Amazon.com, Inc. (AMZN: $106), Microsoft Corp. (MSFT: $257) and Alphabet, Inc. (GOOG: $2,187) combined to be the portfolio’s largest drag.  General Motors Co. (GM: $32), a key cyclical, also weighed on first-half performance.  We expect companies with very strong balance sheets, excellent competitive positions in highly attractive markets, and solid cash flow structures to outperform over the longer term.  We will continue seeking opportunities to selectively add to those positions.

OUTLOOK

•
A rotation into Staples has gradually pushed valuations to particularly high levels versus companies that have better, longer-term earnings growth prospects, in our opinion. We are using this stage to “skate to where the puck is going,” and are very gradually rotating towards companies that have particularly strong balance sheet flexibility, proven management teams, and leadership of high-conviction economic trends.  Selected technology companies fit this description.

•
At the low point in mid-June, stocks had probably dropped enough to reflect a mild recession for the U.S. economy and a monetary tightening cycle no worse than the latest guidance from the Federal Reserve (Fed), which suggests a year-end interest rate target for Fed Funds in the range of 3.5%.[1]

•
We believe this notion makes it potentially hazardous to “wait for the bottom” in financial markets before taking investment actions because it is possible that the bottom may already be in for selective investment opportunities, even if the market index has yet to find its footing.

•
We recognize there are multiple scenarios for the future that would likely trigger further downside in many asset markets, so we have not positioned the Fund as if a definitive bottom has been reached.

•	Rather, we are taking actions in stages to position the Fund for an eventual change in market leadership.

[1]	Source: Fed Funds futures prices and the Federal Reserve “Dot Plot” as of June 30, 2022.

CAPITAL ADVISORS GROWTH FUND

•
We expect the mid-year cycle of quarterly earnings reports – beginning in mid-July – may prove pivotal for the near-term path of the equity market because it should provide incremental clarity around the outlook for corporate earnings.

•	There is a widely held view among investors (we agree) that the consensus earnings estimate for the S&P 500 Index in 2022 looks too high.

•	We suspect some degree of negative earnings revision is already reflected in the stock market, based upon the 20%-plus decline stocks have already experienced in 2022.

•
The second quarter earnings reporting cycle should reveal whether the pessimism that is already embedded in stock prices is sufficient for now, or whether the actual health of corporate profits is worse than feared.

•	In addition to corporate earnings guidance, the near-term path for inflation will be critical to the direction of the asset markets, in our opinion.

•	The loss of purchasing power we have already suffered due to inflation is not coming back, in our view, but financial markets can stabilize if the inflation data simply stops getting worse.

•
On this front, it is not necessary for prices to fall back to their pre-pandemic level; All that is needed for the inflation rate to come down is for a preponderance of items in the typical consumption basket to stop shooting higher.

CURRENT PORTFOLIO DESIGN

The Fund is currently invested in a diversified mix of “growth” and “value” stocks.  Given the heightened volatility we expect in 2022 we have tried to anchor the portfolio with a strong core that includes companies with strong balance sheets, impressive cash flow structures, sustainable market leadership, and management teams that have proven they can gain share throughout market cycles and other challenges.

The investment process includes four clearly defined categories, each of which tends to behave somewhat uniquely in different market environments.

1.
Emerging Franchises:  Companies that are pioneering or leading what we believe could develop into very large markets.  A handful of early-stage biotechnology companies focused on gene editing represent a current example in the Fund.

2.	Core Innovators: Companies that have the ability not only to lead large, attractive markets, but also effectively target and penetrate new ones. Amazon.com, Inc. (AMZN: $106) is an example.

3.	Core Operators: Companies that lead large, attractive markets and continue innovating at the head of those markets. Microsoft Corp. (MSFT: $257) is an example.

CAPITAL ADVISORS GROWTH FUND

4.
Tactical Opportunities:  Situations where we believe investors may be overreacting to a negative development, or under-appreciating a favorable catalyst, to produce an undervalued stock price.  Select investments in the energy sector is a current example.

This structure enables us to manage the weights in each segment depending upon our market outlook.  It is also a key part of our risk management process.  In 2021, the strategy posted a beta of 0.75, indicating volatility at approximately 75% of the market index level during the year.2  Over time, we seek to keep the strategy’s beta close to 1.0 or below.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2022, were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Microsoft	21,150	99.97	256.83	6.3
Alphabet	2,380	709.63	2,187.45	6.0
Apple	32,040	23.84	136.72	5.1
Accenture	14,640	232.15	277.65	4.7
Pioneer Natural Resources	18,000	170.81	223.08	4.6
UnitedHealth Group	7,175	283.72	513.63	4.3
Thermo Fisher Scientific	6,130	293.20	543.28	3.9
Amazon.com	28,500	46.90	106.21	3.5
Danaher	11,800	120.22	253.52	3.5
Dollar General	11,685	211.08	245.44	3.3

Of the 36 positions held in the Fund as of June 30, 2022, the 10 largest holdings represented 45.2% of total assets.  The Fund held 8.6% of its assets in interest bearing cash reserves as of June 30, 2022.

RECENT ADDITIONS TO THE FUND

First half of the year additions included DoorDash, Inc. (DASH: $64), Schlumberger N.V. (SLB: $36), Taiwan Semiconductor Manufacturing Co. Ltd. (TSM: $82), and Halliburton Co. (HAL: $31).  We sold Citigroup, Inc. (C: $46), Magna International, Inc. (MGA: $55), PACCAR, Inc. (PCAR: $82), Sea Ltd. (SE: $67), and PayPal Holdings, Inc. (PYPL: $70).  The focus on cyclicals and longer-duration assets among the sells helped the Fund’s performance more than the buys.

[2]
Source: Bloomberg, using a mature representative account.  The raw beta indicates that, over the year of 2021, the strategy exhibited price fluctuations that were less than those (approximately 75%) of the S&P 500 Index. Beta is one key measure of volatility and risk.  Over the three years ending 12-31-21, according to Morningstar, the representative account recorded a beta of 0.87 and a downside capture ratio of 76 (a measure of drawdown magnitude relative to the index with numbers below 100 indicating lower drawdowns).

CAPITAL ADVISORS GROWTH FUND

DoorDash, Inc.

DoorDash operates the #1 U.S. food delivery service and is expanding into non-food items as well as geographically.  Consumers use the company’s app to order restaurant food, or (increasingly) retail items such as convenience goods, pet supplies and flowers.  According to industry research, DoorDash has a 56% U.S. food delivery share, versus 26% for Uber Eats and 18% for Grubhub3.

A strong “network effect” headlines the competitive advantages.  The more people use the service, the more restaurants and stores value the platform.  The more restaurants and drivers, the more valuable the service becomes to users…and so on.  We believe the company’s steady expansion could eventually crowd out significant food delivery competition.

There is also a “cookie cutter” aspect in DoorDash’s business model.  While the company’s core business is restaurant food delivery, the service is rather naturally applicable to other items.

Schlumberger N.V.

Schlumberger is one of the world’s largest energy services companies.  Multiple decades of productive research & development support the company’s reputation as the technology leader in the field, in our opinion.  The company’s technology leadership manifests itself in premium pricing and long-term relationships with the largest oil and gas producers in the world.

We believe Russia’s invasion of Ukraine provided the final straw for a structurally tightening market for energy globally.  Capital spending on the discovery and development of new energy resources has been severely constrained since 2014, when oil prices collapsed under the weight of excess supply from the shale revolution and a market share war launched by Organization of the Petroleum Exporting Countries.  Environmental considerations and regulatory restraints throughout Europe and the U.S. reinforced this 7-year period of under-investment in new supplies of oil and natural gas.

Taiwan Semiconductor Manufacturing Co. Ltd.

TSM is the world’s largest contract chip manufacturer, or foundry, with over 58% market share in 2020, according to Gartner.  The company serves all the leading “fabless” semiconductor designers, including Apple, Advanced Micro Devices, Broadcom, Marvell, Nvidia, Qualcomm, and Xilinx, among many others.

TSM is one of just two foundries worldwide – with Samsung Electronics – capable of producing chips at scale using the most advanced, 5-nanometer

[3]	Morningstar, “DoorDash Reports Strong Q4 Results”, Feb. 17, 2022

CAPITAL ADVISORS GROWTH FUND

(5nm) process technology.  As recently as 2015 there were six companies capable of producing chips with the most advanced technology at that time (14nm/16nm).  We believe TSM’s competitive advantage is poised to continue improving over the next several years as it transitions to 3nm process technology while competitors (other than Samsung) resign themselves to segments of the market that rely on less advanced foundry technologies.

Halliburton Co.

Halliburton is one of the “Big Three” oilfield services companies with Schlumberger N.V. (SLB ~$39) and Baker Hughes Co. (BKR ~$29).  Recent-year investments in oilfield production and exploration equipment have been restrained, as energy companies seek to maximize their cash flows while limiting their environmental footprints and operating within increasingly strict regulatory frameworks, in our view.  From that base, we expect oilfield production activities to remain solid, or increase moderately, given high oil prices and geopolitical uncertainties.  We do not expect the U.S. and Western European regulatory landscapes to change meaningfully in the near term.  We view Halliburton as particularly well managed and having especially tight customer relationships.

After several years of streamlining operations and investing for new growth opportunities, the company is generating excess cash flow to pay down debt and strengthen its balance sheet.

Versus its two named peers, Halliburton is the leading supplier of pressure pumps to the domestic shale oil and gas market, where we expect production demands to remain solid. We also believe it has an underappreciated international business. We believe the company is now reaping the benefits from investments on “eFrac” capabilities, which switch pumping activities from high-pollution diesel to low-pollution electric sources.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Steven V. Soranno, CFA, CAIA	Keith C. Goddard, CFA
Portfolio Manager	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
Director of Equity Research,	CEO, CIO, Capital Advisors, Inc.
Capital Advisors, Inc.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects contractual fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2022 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/22 – 6/30/22).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2022 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/22	6/30/22	1/1/22 – 6/30/22

Actual	$1,000.00	$ 796.50	$4.45

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.84	$5.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited)

Shares	COMMON STOCKS - 91.42%	Value
	Asset Management - 2.62%
3,725	BlackRock, Inc.	$2,268,674

	Auto Manufacturers - 1.65%
45,000	General Motors Co.*	1,429,200

	Banks - Global - 2.85%
21,939	JPMorgan Chase & Co.	2,470,551

	Biotechnology - 1.08%
6,520	Beam Therapeutics, Inc.*	252,389
13,195	Intellia Therapeutics, Inc.*	682,973
		935,362
	Business Services - 1.82%
8,000	Visa, Inc. - Class A	1,575,120

	Business Software & Services - 6.28%
21,150	Microsoft Corp.	5,431,955

	Catalog & Mail Order Houses - 3.49%
28,500	Amazon.com, Inc.*	3,026,985

	Copper - 1.86%
55,160	Freeport-McMoRan, Inc.	1,613,982

	Diagnostics & Research - 7.30%
11,800	Danaher Corp.	2,991,536
6,130	Thermo Fisher Scientific, Inc.	3,330,306
		6,321,842
	Discount Stores - 3.31%
11,685	Dollar General Corp.	2,867,966

	Grocery Stores - 2.94%
53,825	Kroger Co.	2,547,537

	Health Care Plans - 4.26%
7,175	UnitedHealth Group, Inc.	3,685,295

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited), Continued

Shares		Value
	Information Technology Services - 4.69%
14,640	Accenture Plc - Class A#	$4,064,796

	Insurance - Diversified - 3.03%
9,600	Berkshire Hathaway, Inc. - Class B*	2,620,992

	Internet Content and Information - 0.64%
8,650	DoorDash, Inc. - Class A*	555,070

	Internet Information Providers - 6.01%
410	Alphabet, Inc. - Class A*	893,497
1,970	Alphabet, Inc. - Class C*+	4,309,277
		5,202,774
	Medical Devices - 1.35%
5,885	Stryker Corp.	1,170,703

	Medical Instruments and Supplies - 1.41%
6,083	Intuitive Surgical, Inc.*	1,220,919

	Oil and Gas Equipment and Services - 2.41%
39,425	Halliburton Co.	1,236,368
23,865	Schlumberger N.V.	853,412
		2,089,780
	Oil and Gas Exploration and Production - 4.64%
18,000	Pioneer Natural Resources Co.	4,015,440

	Personal Computers - 5.06%
32,040	Apple, Inc.	4,380,509

	Personal Products - 3.00%
18,055	Procter & Gamble Co.	2,596,128

	Processed & Packaged Goods - 3.06%
15,889	PepsiCo, Inc.	2,648,061

	Real Estate Development - 2.40%
46,765	Brookfield Asset Management, Inc. - Class A#	2,079,640

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited), Continued

Shares		Value
	Scientific Research & Development Services - 0.67%
9,610	CRISPR Therapeutics AG#*	$584,000

	Semiconductor Equipment & Materials - 6.86%
16,190	Applied Materials, Inc.	1,472,966
9,555	NVIDIA Corp.	1,448,442
11,830	NXP Semiconductors N.V.#	1,751,195
15,500	Taiwan Semiconductor
	Manufacturing Co. Ltd. - ADR	1,267,125
		5,939,728
	Specialty Industrial Machinery - 4.61%
6,715	Generac Holdings, Inc.*	1,414,045
14,845	Honeywell International, Inc.	2,580,209
		3,994,254
	Waste Management - 2.12%
11,975	Waste Management, Inc.	1,831,936
	Total Common Stocks (Cost $57,151,353)	79,169,199

	MONEY MARKET FUND - 9.56%
8,281,382	First American Government Obligations
	Fund, Class X, 1.29%† (Cost $8,281,382)	8,281,382
	Total Investments in Securities
	(Cost $65,432,735) - 100.98%	87,450,581
	Liabilities in Excess of Other Assets - (0.98)%	(851,408)
	Net Assets - 100.00%	$86,599,173

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2022.
+	Non-voting shares.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2022 (Unaudited)

ASSETS
Investments, at value (cost $65,432,735)	$87,450,581
Cash	5,565
Receivables:
Fund shares issued	62,139
Dividends and interest	31,710
Prepaid expenses	21,917
Total assets	87,571,912

LIABILITIES
Payables:
Fund shares redeemed	2,000
Securities purchased	866,868
Due to advisor	48,019
Audit fees	10,414
Shareholder reporting	7,216
Transfer agent fees and expenses	6,064
Administration and fund accounting fees	26,501
Chief Compliance Officer fee	2,439
Custodian fees	1,784
Trustee fees and expenses	900
Miscellaneous expense	534
Total liabilities	972,739

NET ASSETS	$86,599,173

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$86,599,173
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,735,299
Net asset value, offering and
redemption price per share*	$31.66

COMPONENTS OF NET ASSETS
Paid-in capital	$63,249,948
Total distributable earnings	23,349,225
Net assets	$86,599,173

*	A redemption fee of 2.00% is assessed against shares redeemed within 7 days of purchase.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the period ended June 30, 2022 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $6,118)	$645,861
Interest	14,496
Total income	660,357
Expenses
Advisory fees (Note 4)	348,150
Administration and fund accounting fees (Note 4)	78,638
Transfer agent fees and expenses (Note 4)	19,555
Registration fees	13,225
Audit fees	10,414
Chief Compliance Officer fee (Note 4)	7,439
Trustee fees and expenses	6,759
Custody fees (Note 4)	5,775
Shareholder reporting	5,256
Miscellaneous fees	4,442
Legal fees	4,348
Insurance	1,795
Total expenses	505,796
Less: advisory fee waiver (Note 4)	(15,831)
Net expenses	489,965
Net investment income	170,392

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	227,127
Net change in unrealized appreciation/(depreciation)
on investments	(22,706,129)
Net realized and unrealized loss on investments	(22,479,002)
Net decrease in net assets
resulting from operations	$(22,308,610)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$170,392	$(29,661)
Net realized gain on investments	227,127	9,649,617
Net change in unrealized appreciation/
(depreciation) on investments	(22,706,129)	9,787,202
Net increase/(decrease) in net assets
resulting from operations	(22,308,610)	19,407,158
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	—	(10,383,454)
Total dividends and distributions	—	(10,383,454)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	(1,030,804)	12,287,127
Total increase/(decrease)
in net assets	(23,339,414)	21,310,831
NET ASSETS
Beginning of period	109,938,587	88,627,756
End of period	$86,599,173	$109,938,587

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2022		Year Ended
	(Unaudited)		December 31, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	156,419	$5,618,628	294,397	$11,628,138
Shares issued in
reinvestment
of distributions	—	—	255,632	10,061,681
Shares redeemed+	(186,879)	(6,649,432)	(237,456)	(9,402,692)
Net increase/(decrease)	(30,460)	$(1,030,804)	312,573	$12,287,127

+ Net of redemption
fees of		$—		$280

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2022		Year Ended December 31,
	(Unaudited)		2021		2020		2019	2018		2017
Net asset value,
beginning of period	$39.75		$36.13		$29.81		$22.97	$25.68		$24.11
Income from
investment operations:
Net investment
income/(loss)	0.06		(0.01	)(3)	0.03	(3)	0.08	0.05	(3)	0.05
Net realized and
unrealized gain/(loss)
on investments	(8.15)		7.77		8.58		7.89	(1.19)		3.56
Total from
investment operations	(8.09)		7.76		8.61		7.97	(1.14)		3.61
Less distributions:
From net
investment income	—		—		(0.04)		(0.08)	(0.05)		(0.05)
From net realized
gain on investments	—		(4.14)		(2.25)		(1.05)	(1.52)		(1.99)
Total distributions	—		(4.14)		(2.29)		(1.13)	(1.57)		(2.04)
Redemption fees retained	—		0.00	(3)(4)	0.00	(3)(4)	—	0.00	(3)(4)	0.00	(3)(4)
Net asset value,
end of period	$31.66		$39.75		$36.13		$29.81	$22.97		$25.68
Total return	-20.35	%(2)	21.60%		29.03%		34.81%	-4.80%		14.98%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$86,599		$109,939		$88,628		$68,862	$48,427		$51,880
Ratio of expenses to
average net assets:
Before fee waivers	1.03	%(1)	1.06%		1.12%		1.17%	1.18%		1.39%
After fee waivers	1.00	%(1)	1.00%		1.00%		1.00%	1.00%		1.18%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.32	%(1)	(0.09)%		(0.01)%		0.12%	0.00%		(0.01)%
After fee waivers	0.35	%(1)	(0.03)%		0.11%		0.29%	0.18%		0.20%
Portfolio turnover rate	12.26	%(2)	28.85%		42.57%		43.55%	46.32%		58.34%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999. The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the six months ended June 30, 2022, the Fund retained $0 in redemption fees.

H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2022.

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$1,613,982	$—	$—	$1,613,982
Communication Services	555,070	—	—	555,070
Consumer Cyclical	1,429,200	—	—	1,429,200
Consumer Defensive	5,415,504	—	—	5,415,504
Consumer Goods	5,244,189	—	—	5,244,189
Energy	6,105,220	—	—	6,105,220
Financial	11,014,976	—	—	11,014,976
Healthcare	13,918,122	—	—	13,918,122
Industrial	5,826,190	—	—	5,826,190
Services	4,499,951	—	—	4,499,951
Technology	23,546,795	—	—	23,546,795
Total Common Stocks	79,169,199	—	—	79,169,199
Money Market Fund	8,281,382	—	—	8,281,382
Total Investments in Securities	$87,450,581	$—	$—	$87,450,581

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

Rule 18f-4 accounting pronouncement – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. As of the Fund’s most recently filed Prospectus, the Fund can not enter into derivatives transactions.

Rule 2a-5 accounting pronouncement – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Fund will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries, and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Capital Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the Fund’s average daily net assets on the first $50 million of assets under management and 0.65% of the Fund’s average daily net assets thereafter. Prior to February 2, 2022, the management fee was 0.75% on all assets. For the six months ended June 30, 2022, the Fund incurred $348,150 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

For the six months ended June 30, 2022, the Advisor reduced its fees in the amount of $15,831. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended June 30, 2022 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”).

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,687,992 and $11,019,225, respectively. There were no purchases and sales of U.S. government securities during the six months ended June 30, 2022.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2022 and the year ended December 31, 2021 were as follows:

	June 30, 2022	December 31, 2021
Ordinary income	$—	$—
Short-term capital gains	—	10,383,454

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

As of December 31, 2021, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$65,739,397
Gross tax unrealized appreciation	46,312,478
Gross tax unrealized depreciation	(1,590,705)
Net tax unrealized appreciation	44,721,773
Undistributed ordinary income	—
Undistributed long-term capital gain	936,061
Total distributable earnings	936,061
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$45,657,834

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.  For example, the outbreak of COVID-19, a

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2022 (Unaudited), Continued

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, owned 64.24% and 26.64%, respectively, of the outstanding shares of the Fund.

NOTE 9 – CHANGE IN OFFICERS

Ms. Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2022 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-205-0523 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  9/6/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeffrey T. Rauman
   Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  9/6/22

By (Signature and Title)* /s/ Cheryl L. King

  Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  9/7/21

* Print the name and title of each signing officer under his or her signature